File No.	811-5270
33-16338

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [_]

Post-Effective Amendment No. 101 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 101	[X]

(Check appropriate box or boxes.)

THE DREYFUS/LAUREL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
-----

X	on January 1, 2007 pursuant to paragraph (b)
-----

60 days after filing pursuant to paragraph (a)(i)
-----
on (date) pursuant to paragraph (a)(i)
-----
75 days after filing pursuant to paragraph (a)(ii)
-----
on (date) pursuant to paragraph (a)(ii) of Rule 485
-----

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective
_____ amendment.

     The following post-effective amendment to the Registrant’s Registration Statement on Form N-1A relates to Dreyfus Premier Core Equity Fund and does not affect the Registration Statement of the series below:

DREYFUS BASIC S&P 500 STOCK INDEX FUND
DREYFUS BOND MARKET INDEX FUND
DREYFUS DISCIPLINED STOCK FUND
DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
DREYFUS MONEY MARKET RESERVES
DREYFUS MUNICIPAL RESERVES
DREYFUS U.S. TREASURY RESERVES
DREYFUS PREMIER BALANCED FUND
DREYFUS PREMIER LIMITED TERM INCOME FUND
DREYFUS PREMIER LARGE COMPANY STOCK FUND
DREYFUS PREMIER MIDCAP STOCK FUND
DREYFUS PREMIER SMALL CAP VALUE FUND
DREYFUS PREMIER STRATEGIC INCOME FUND
DREYFUS PREMIER TAX MANAGED GROWTH FUND

Dreyfus Premier Core Equity Fund
Seeks long-term capital appreciation by investing in large-cap stocks

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	7

Your Investment

Shareholder Guide	10
Distributions and Taxes	19
Services for Fund Investors	20
Instructions for Regular Accounts	21
Instructions for IRAs	23

For More Information

See back cover.

Dreyfus Premier Core Equity Fund

Ticker Symbols	Class A: DLTSX
Class B: DPEBX
Class C: DPECX
Class R: DPERX
Class T: DCETX

The Fund

GOAL/APPROACH

The fund seeks long-term capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in common stock.The fund focuses on “blue chip” companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. As a result, the fund invests for long-term growth rather than short-term profits.

The fund typically sells a stock when it believes there is a significant adverse change in a company’s business fundamentals that may lead to a sustained impairment in earnings power.

Concepts to understand

“Blue chip” companies: established companies that are considered “known quantities.” These companies often have a long record of profit growth and dividend payment and a reputation for quality management, products and services.

Multinational companies: large, established, globally managed companies that manufacture and distribute their products and services throughout the world. These companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies. They may be subject to the risks that are involved in investing in foreign securities.

“Buy-and-hold” strategy: an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Blue chip risk. By focusing on large capitalization, high quality stocks, the fund may underperform its benchmark during periods when lower quality, smaller capitalization companies are in favor.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.
Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows the performance of the fund’s Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for each of the fund’s share classes to those of the Standard & Poor’s 500® Composite Stock Price Index (S&P 500), a widely recognized, unmanaged index of stock performance. These returns include the fund’s applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The year-to-date total return of the fund’s Class A shares as of 9/30/06 was 8.38% .

Average annual total returns as of 12/31/05

Share class/			Since
inception date	1 Year	5 Years	inception

Class A (9/30/98)
returns before taxes	-2.91%	-2.56%	2.15%
Class A
returns after taxes
on distributions	-3.02%	-2.68%	1.99%
Class A
returns after taxes
on distributions and
sale of fund shares	-1.74%	-2.19%	1.78%

Class B (4/15/02)
returns before taxes	-1.80%	—	-0.52%

Class C (4/15/02)
returns before taxes	1.20%	—	0.29%

Class R (4/15/02)
returns before taxes	4.79%	—	1.74%

Class T (4/15/02)
returns before taxes	-1.93%	—	-0.46%
S&P 500
reflects no deduction for
fees, expenses or taxes	4.91%	0.54%	4.45%*

* Based on life of Class A.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	1.10	1.10	1.10	1.10	1.10
Rule 12b-1 fee	.25	1.00	1.00	none	.50
Other expenses	.01***	.01***	.01***	.01***	.01***

Total	1.36	2.11	2.11	1.11	1.61

*	Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

**	Shares bought without an initial sales charge as part of an investment of 1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

***	The 0.01% amount noted in “Other Expenses” reflects interest payments.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$706	$981	$1,277	$2,116
Class B
with redemption	$614	$961	$1,334	$2,075 †
without redemption	$214	$661	$1,134	$2,075 †
Class C
with redemption	$314	$661	$1,134	$2,441
without redemption	$214	$661	$1,134	$2,441
Class R	$113	$353	$612	$1,352
Class T	$606	$935	$1,287	$2,275

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most funds and their investment advisers, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

For the period from February 7, 2006 through October 31, 2006, a portion of the management fee the fund pays Dreyfus was waived, reducing total expenses from 1.36% to 1.30% for Class A, from 2.11% to 2.05% for Class B, from 2.11% to 2.05% for Class C, from 1.11% to 1.05% for Class R and from 1.61% to 1.55% for Class T shares.

Rule 12b-1 fee: the fee paid out of fund assets (attributable to appropriate share classes) for distribution expenses and shareholder service. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

4

MANAGEMENT
Investment advisers

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus an effective management fee at the annual rate of 1.05% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. (BNY) announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct and stable identity.

Dreyfus has engaged Fayez Sarofim & Co. (Sarofim & Co.), located at Two Houston Center, Suite 2907, Houston, Texas 77010, to serve as the fund’s sub-investment adviser. Sarofim & Co., subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments. Sarofim & Co. managed approximately $35 billion in assets, which include investment advisory services for five other registered investment companies having aggregate assets of approximately $5.9 billion as of September 30, 2006.

Fayez Sarofim, president and chairman of Sarofim & Co., has been the fund’s primary portfolio manager since its inception. Mr. Sarofim founded Sarofim & Co. in 1958. The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Fund 5

MANAGEMENT (continued)
Distributor

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges and/or 12b-1 fees. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus, Sarofim & Co. and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The codes of ethics of Dreyfus and Sarofim & Co. restrict the personal securities transactions of Dreyfus’ and Sarofim & Co.’s respective employees, and require portfolio managers and other investment personnel to comply with the relevant code’s preclearance and disclosure procedures. The primary purpose of each code is to ensure that personal trading by Dreyfus or Sarofim & Co. employees does not disadvantage any fund managed by Dreyfus or Sarofim & Co., respectively.

6

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2006	2005	2004	2003	2002 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.81	13.95	12.91	12.81	14.49
Investment operations: Investment income — net [2]	.17	.20	.10	.09	.05
Net realized and unrealized gain (loss) on investments	1.08	.82	1.02	.04	(1.68)
Total from investment operations	1.25	1.02	1.12	.13	(1.63)
Distributions: Dividends from investment income — net	(.12)	(.16)	(.08)	(.03)	(.05)
Net asset value, end of period	15.94	14.81	13.95	12.91	12.81
Total Return (%)[3]	8.45	7.35	8.67	1.05	(11.29)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.35	1.35	1.35	1.35
Ratio of net expenses to average net assets	1.30	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets	1.13	1.39	.72	.72	.34
Portfolio turnover rate	.88	3.89	2.21	.93	9.07

Net assets, end of period ($ x 1,000)	85,054	95,660	102,518	88,746	47,336

[1] The fund changed to a five-class fund on April 15, 2002.The existing shares were redesignated Class A shares.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.

The Fund 7

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,
Class B	2006	2005	2004	2003	2002 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.62	13.76	12.77	12.77	14.62
Investment operations: Investment income (loss) — net [2]	.06	.09	(.00) [3]	(.00) [3]	(.01)
Net realized and unrealized gain (loss) on investments	1.05	.82	1.00	.03	(1.84)
Total from investment operations	1.11	.91	1.00	.03	(1.85)
Distributions: Dividends from investment income — net	(.08)	(.05)	(.01)	(.03)	—
Net asset value, end of period	15.65	14.62	13.76	12.77	12.77
Total Return (%)[4]	7.60	6.65	7.81	.26	(12.65) [5]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.10	2.10	2.10	.80 [5]
Ratio of net expenses to average net assets	2.05	2.10	2.10	2.10	.80 [5]
Ratio of net investment income (loss) to average net assets	.38	.64	(.03)	(.03)	(.07) [5]
Portfolio turnover rate	.88	3.89	2.21	.93	9.07
Net assets, end of period ($ x 1,000)	40,222	47,455	50,172	39,290	8,233

[1]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[2]	Based on average shares outstanding at each month end.
[3]	Amount represents less than $.01 per share.
[4]	Exclusive of sales charge.
[5]	Not annualized.

		Year Ended August 31,
Class C	2006	2005	2004	2003	2002 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.61	13.76	12.77	12.77	14.62
Investment operations: Investment income (loss) — net [2]	.06	.09	(.00) [3]	(.00) [3]	(.01)
Net realized and unrealized gain (loss) on investments	1.05	.81	1.01	.03	(1.84)
Total from investment operations	1.11	.90	1.01	.03	(1.85)
Distributions: Dividends from investment income — net	(.08)	(.05)	(.02)	(.03)	—
Net asset value, end of period	15.64	14.61	13.76	12.77	12.77
Total Return (%)[4]	7.60	6.58	7.88	.25	(12.65) [5]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.10	2.10	2.10	.80 [5]
Ratio of net expenses to average net assets	2.05	2.10	2.10	2.10	.80 [5]
Ratio of net investment income (loss) to average net assets	.38	.63	(.03)	(.03)	(.08) [5]
Portfolio turnover rate	.88	3.89	2.21	.93	9.07
Net assets, end of period ($ x 1,000)	64,230	72,062	73,690	52,613	9,046

[1]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[2]	Based on average shares outstanding at each month end.
[3]	Amount represents less than $.01 per share.
[4]	Exclusive of sales charge.
[5]	Not annualized.

8

		Year Ended August 31,
Class R	2006	2005	2004	2003	2002 [1]

Per-Share Data ($):
Net asset value, beginning of period	15.06	13.97	12.90	12.81	14.62
Investment operations: Investment income — net [2]	.22	.26	.13	.11	.03
Net realized and unrealized gain (loss) on investments	1.09	1.03	1.04	.05	(1.84)
Total from investment operations	1.31	1.29	1.17	.16	(1.81)
Distributions: Dividends from investment income — net	(.13)	(.20)	(.10)	(.07)	—
Net asset value, end of period	16.24	15.06	13.97	12.90	12.81
Total Return (%)	8.72	9.29	9.13	1.26	(12.38) [3]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.10	1.10	1.13	.42 [3]
Ratio of net expenses to average net assets	1.05	1.10	1.10	1.13	.42 [3]
Ratio of net investment income to average net assets	1.41	1.79	1.01	.93	.23 [3]
Portfolio turnover rate	.88	3.89	2.21	.93	9.07
Net assets, end of period ($ x 1,000)	122	103	596	1	1

[1]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[2]	Based on average shares outstanding at each month end.
[3]	Not annualized.

		Year Ended August 31,
Class T	2006	2005	2004	2003	2002 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.70	13.86	12.84	12.79	14.62
Investment operations: Investment income — net [2]	.13	.16	.07	.06	.01
Net realized and unrealized gain (loss) on investments	1.06	.82	1.01	.03	(1.84)
Total from investment operations	1.19	.98	1.08	.09	(1.83)
Distributions: Dividends from investment income — net	(.10)	(.14)	(.06)	(.04)	—
Net asset value, end of period	15.79	14.70	13.86	12.84	12.79
Total Return (%)[3]	8.14	7.14	8.39	.74	(12.52) [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.61	1.60	1.60	1.60	.61 [4]
Ratio of net expenses to average net assets	1.55	1.60	1.60	1.60	.61 [4]
Ratio of net investment income to average net assets	.89	1.12	.51	.47	.13 [4]
Portfolio turnover rate	.88	3.89	2.21	.93	9.07
Net assets, end of period ($ x 1,000)	3,327	3,050	2,527	1,031	403

[1]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[2]	Based on average shares outstanding at each month end.
[3]	Exclusive of sales charge.
[4]	Not annualized.

The Fund 9

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund’s Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy: Classes A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have lower ongoing Rule 12b-1 fees than Class C or Class T shares, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a Rule 12b-1 fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution or service fee
(Rule 12b-1 fees)	0.25%	1.00%	0.50%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none
	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

10

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the higher ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has lower ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Your Investment 11

SHAREHOLDER GUIDE (continued)

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.drey-fus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge.
  For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privi- lege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous pur- chases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006
12

  investors with the cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus- managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or non- qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial ser vices provider acting on behalf of its customers having a qualified trust or investment account relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund’s distributor or a SEP-IRA
Your Investment 13

SHAREHOLDER GUIDE (continued)

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed
sold in the:	subject to the charge

First year	4.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are subject to a lower Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans
14

Buying shares

The NAV of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.The fund’s investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund. Please see “Your Investment — Shareholder Guide —General Policies” for information about the fund’s frequent trading policy.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

Your Investment 15

SHAREHOLDER GUIDE (continued)
Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

16

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu- al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusu- al market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securi- ties rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 17

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

18

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 19

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan, or at
the time of the subsequent with-
drawal.

Exchange privilege

You can exchange shares worth $500 or more(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

20

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 21

INSTRUCTIONS FOR **REGULAR ACCOUNTS** (continued)

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES
Online (www.dreyfus.com)		
———	**Dreyfus TeleTransfer** Request Dreyfus TeleTransfer on your application. Visit **www.dreyfus.com** to request your transaction.	**Wire** Visit **www.dreyfus.com** to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank. **Dreyfus TeleTransfer** Visit **www.dreyfus.com** to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check. **Check** Visit **www.dreyfus.com** to request your transaction. A check will be sent to the address of record.
Automatically		
With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.	**All services** Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.	**Dreyfus Automatic Withdrawal Plan** Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like. Be sure to maintain an account balance of $5,000 or more.

22

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to:

The Dreyfus Trust Company, Custodian.

Your Investment 23

NOTES

NOTES

For More Information

Dreyfus Premier Core Equity Fund A series of The Dreyfus/Laurel Funds, Inc. SEC file number: 811-5270

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:
By telephone Call your financial representative or 1-800-554-4611 By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation

DREYFUS PREMIER CORE EQUITY FUND
CLASS A, CLASS B, CLASS C, CLASS R and CLASS T SHARES
STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 2007

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Core Equity Fund (the “Fund”), dated January 1, 2007, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (the “Company”), an open-end management investment company, known as a mutual fund that is registered with the Securities and Exchange Commission (“SEC”). To obtain a copy of the Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800-554-4611
In New York City -- Call 1-718-895-1206
Outside the U.S. -- Call 516-794-5452

The financial statements for the fiscal year ended August 31, 2006, including notes to the financial statements and supplementary information, and the Report of the Independent Registered Public Accounting Firm are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report and the Report of the Independent Registered Public Accounting Firm thereon contained therein, and related notes, are incorporated herein by reference.

TABLE OF CONTENTS

Page

Description of the Fund/Company	B-2
Management of the Fund/Company	B-13
Management Arrangements	B-20
How to Buy Shares	B-27
Distribution and Service Plans	B-36
How to Redeem Shares	B-38
Shareholder Services	B-44
Determination of Net Asset Value	B-50
Dividends, Other Distributions and Taxes	B-51
Portfolio Transactions	B-54
Summary of the Proxy Voting Policy, Procedures and Guidelines of The
Dreyfus Family of Funds	B-59
Information about the Fund/Company	B-61
Counsel and Independent Registered Public Accounting Firm	B-62
Appendix	B-63

DESCRIPTION OF THE FUND/COMPANY

     The Company is a Maryland corporation formed on August 6, 1987. The Company is an open-end management investment company, known as a mutual fund, comprised of separate portfolios, including the Fund, each of which is treated as a separate fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     Effective April 15, 2002, the Fund changed its name from “Dreyfus Tax-Smart Growth Fund” to its current name, renamed its existing shares “Class A shares” and commenced offering Class B, Class C, Class R and Class T shares. Prior to April 15, 2002, the Fund’s investment objective was to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income.

     The Dreyfus Corporation (“Dreyfus” or the “Manager”) serves as the Fund’s investment adviser. Dreyfus has engaged Fayez Sarofim & Co. (“Sarofim & Co.”) to serve as the Fund’s sub-investment adviser and to provide day-to-day management of the Fund’s investments, subject to the supervision of Dreyfus. Dreyfus and Sarofim & Co. are referred to collectively as the “Advisers.”

Dreyfus Service Corporation (the “Distributor”) is the distributor of the Fund’s shares.

Certain Portfolio Securities

     The following information regarding the securities that the Fund may purchase supplements that found in the Fund’s Prospectus.

Common Stock. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

     Preferred Stock. The Fund may purchase preferred stock, which is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its “investment value,” or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     Convertible Securities. The Fund may purchase convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Bank Obligations. The Fund may purchase bankers’ acceptances, certificates of deposit, time deposits, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches or foreign banks, domestic savings and loan associations and other banking institutions. Included among such obligations are Eurodollar Certificates of Deposit (“ECDs”), Yankee Certificates of Deposit (“Yankee CDs”) and Eurodollar Time Deposits (“ETDs”).

     ECDs, ETDs, Yankee CDs and Eurodollar Bonds and Notes. The Fund may invest in ECDs, ETDs, Yankee CDs, and Eurodollar bonds and notes. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. All of these obligations are subject to somewhat different risks than are the obligations of domestic banks or issuers in the United States. See “Foreign Securities.”

     Commercial Paper. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), or F-1 by Fitch Ratings (“Fitch”).

     Corporate Obligations. The Fund may invest in short-term corporate obligations rated at least Baa by Moody’s or BBB by Standard & Poor’s or Fitch, or, if unrated, of comparable quality as determined by the Advisers. Securities rated BBB by Standard & Poor’s or Fitch, or Baa by Moody’s or higher are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by Standard & Poor’s or Fitch exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. The Fund, in a prudent and orderly fashion, will dispose of bonds whose ratings drop below these minimum ratings.

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Fannie Mae.) No assurance can be given that the U.S. Government will provide financial support to the agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     American Depositary Receipts (“ADRs”) and New York Shares. The Fund may invest in U.S. dollar-denominated ADRs and “New York Shares.” ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. New York Shares are securities of foreign companies that are issued for trading in the United States. ADRs and New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See “Foreign Securities.”

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting the sale. During any such period, the price of the securities will be subject to market fluctuations.

     Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Company’s Board of Directors (the “Board” or “Directors” or “Board of Directors”) or by the Advisers pursuant to guidelines established by the Board of Directors. The Board or the Advisers will monitor carefully the Fund’s investments in such securities and consider the availability of reliable price information, the existence of a substantial market of qualified institutional buyers, trading activity and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.

     Municipal Obligations. The Fund may invest in short-term, investment grade municipal obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

     Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

Investment Companies. The Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fee and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that the Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See “Loans of Fund Securities.”

Exchange-Traded Funds. The Fund may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor’s Depository Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq 100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund.

ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

     Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, has a lending relationship.

Investment Techniques

     In addition to the principal investment strategies discussed in the Fund’s Prospectus, the Fund also may engage in the investment techniques described below. The Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

     Borrowing. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.

     Loans of Fund Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

     Derivatives. The Fund may invest, to a limited extent, in derivatives (“Derivatives”). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Fund may invest in Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     While Derivatives can be used effectively in furtherance of the Fund’s investment objective, under certain market conditions, they can be volatile and increase the volatility of the Fund’s net asset value (“NAV”) per share, decrease the liquidity of the Fund’s portfolio and make more difficult the accurate pricing of the Fund’s portfolio. Derivatives involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investment, or if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in Derivatives.

Neither the Company nor the Fund will be a commodity pool. The Company has filed notice with the Commodity Futures Trading Commission and the National Futures association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor the Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Options--In General. The Derivatives the Fund may use include options. The Fund may write (i.e. , sell) covered call options with respect to specif ic securities to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction, such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize through the receipt of premiums a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised. A covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Advisers’ ability to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent the Advisers’ predictions are incorrect, the Fund may incur losses.

     Master/Feeder Option. The Company may in the future seek to achieve the Fund’s investment objective by investing all of the Fund’s net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Board of Directors determines it to be in the best interests of the Fund and its shareholders. In making that determination, the Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Fund believes that the Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

Certain Investment Considerations and Risks

Equity Securities. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors. Although the Fund focuses on “blue chip” companies, it may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Initial Public Offerings (“IPOs”). The Fund may purchase securities of companies in IPOs or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. (“NASD”) apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

     Foreign Securities. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, because evidences of ownership of foreign securities usually are held outside the United States, investments in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its NAV value and thus may affect the Fund’s NAV on days when investors have no access to the Fund.

Investment Restrictions

     Fundamental. The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

     2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund’s total assets securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

     7. Purchase or sell commodities, except that the Fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

     Non-fundamental. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks (or other instruments with similar economic characteristics). The Fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its policy to so invest 80% of its assets. The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities which may be resold under Rule 144A under the Securities Act of 1933, as amended, provided that the Board of Directors, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

     2. The Fund will not invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

     3. The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearances of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     4. The Fund will not sell securities short, or purchase, sell or write puts, calls or combinations thereof, except as described in the Fund’s Prospectus and this Statement of Additional Information.

     5. The Fund will not purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction. With respect to Fundamental Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

The Company and Dreyfus have received an exemptive order from the SEC which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

If the Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder’s then-current position and needs.

MANAGEMENT OF THE FUND/COMPANY

     The Company’s Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Fayez Sarofim & Co	Sub-Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
Mellon Bank, N.A	Custodian

Directors of the Company*

     Directors of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below. Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the “Dreyfus/Laurel Funds”) and Dreyfus High Yield Strategies Fund.

* None of the Directors are “interested persons” of the Company, as defined in the 1940 Act.

Name (Age)	Principal Occupation
Position with Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board		Director
(1999)		Century Business Services, Inc., a provider
of outsourcing functions for small and
medium size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities,
paperboard mills and paperboard
converting plants, Director
Sunair Services Corporation, engaging in the
design, manufacture and sale of high
frequency systems for long-range voice and
data communications, and providing certain
outdoor-related services to homes and
businesses, Director

James M. Fitzgibbons (72)	Chairman of the Board, Davidson	Bill Barrett Company, an oil and gas
Board Member	Cotton Company (1998-2002)	exploration company, Director
(1994)

J. Tomlinson Fort (78)	Retired; Of Counsel,	Allegheny College, Emeritus Trustee
Board Member	Reed Smith LLP	Pittsburgh Ballet Theatre, Trustee
(1987)	(1998-2005)	American College of Trial Lawyers, Fellow

Kenneth A. Himmel (60)	President and CEO, Related	None
Board Member	Urban Development, a real estate
(1994)	development
company (1996-Present)

President and CEO, Himmel &
Company, a real estate
development company (1980-
Present)

CEO, American Food
Management,
a restaurant company (1983-
Present)

Stephen J. Lockwood (59)	Chairman of the Board, Stephen J.	None
Board Member	Lockwood and Company LLC, an
(1994)	investment company
(2000-Present)

Roslyn M. Watson (57)	Principal, Watson Ventures, Inc.,	American Express Centurion Bank, Director
Board Member	a real estate investment company	The Hyams Foundation Inc., a Massachusetts
(1994)	(1993-Present)	Charitable Foundation, Trustee
National Osteoporosis Foundation, Trustee

Name (Age)	Principal Occupation
Position with Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Benaree Pratt Wiley (60)	Principal, The Wiley Group, a	Boston College, Trustee
Board Member	firm specializing in strategy and	Blue Cross Blue Shield of Massachusetts,
(1998)	business development	Director
	(2005 – Present)	Commonwealth Institute, Director
	President and CEO, The	Efficacy Institute, Director
	Partnership, an organization	PepsiCo African-American, Advisory Board
	dedicated to increasing the	The Boston Foundation, Director
	Representation of African	Harvard Business School Alumni Board,
	Americans in positions of	Director
leadership, influence and
decision-making in Boston, MA
(1991- 2005)

     Directors are elected to serve for an indefinite term. The Company has standing audit and nominating committees, each comprised of its Directors who are not “interested persons” of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Company’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The Company also has a standing compensation committee comprised of Ms. Watson (Chair), Messrs. Fitzgibbons and Fort and Ms. Wiley. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments. The audit committee met three times and the compensation and pricing committees met once during the fiscal year ended August 31, 2006. The nominating committee did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Aggregate Holding of Funds in the
Dreyfus Family of Funds for which
Name of Board Member	Fund Shares	responsible as a Board member

Joseph S. DiMartino	None	over $100,000
James M. Fitzgibbons	None	over $100,000
J. Tomlinson Fort	None	$50,001 - $100,000
Kenneth A. Himmel	None	$50,001 - $100,000
Stephen J. Lockwood	None	None
Roslyn M. Watson	None	None
Benaree Pratt Wiley	None	None

As of December 31, 2005, none of the Board members or their immediate family members owned securities of Dreyfus, Sarofim & Co. or the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus, Sarofim & Co. or the Distributor.

Officers of the Company

J. DAVID OFFICER, President since January 2007. Chief Operating Officer, Vice Chair and a director of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old, and has been an employee of Dreyfus since April 1998.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, General Counsel and Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 60 years old, and has been an employee of Dreyfus since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies

(comprised of 206 portfolios) managed by Dreyfus. She is 51 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. She is 44 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since October 1990.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002. Senior Accounting Manager Taxable Fixed Income Funds of Dreyfus and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since November 1992.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002. Senior Accounting Manager –Money Market Funds of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager –Equity Funds of Dreyfus, and an officer of 91 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by Dreyfus He is 36 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was First Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

     No officer or employee of Dreyfus or the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. Effective October 1, 2005, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an “interested person” of the Company (as defined in the 1940 Act) $45,000 per annum, plus $6,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.

     In addition, the Company currently has one Emeritus Board member who is entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to him as a Board member.

     Based on the Company’s compensation structure in effect prior to, and after, October 1, 2005, the aggregate amount of fees and expenses received by each current Director from the Company for the fiscal year ended August 31, 2006 and from all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parentheses next to each Board member’s total compensation) during the year ended December 31, 2005 were as follows:

		Total Compensation
		From the Company
	Aggregate Compensation	and Fund Complex
Name of Board Member	From the Company#	Paid to Board Member(*)
Joseph S. DiMartino	$25,594	$815,449 (190)
James M. Fitzgibbons	$20,475	$83,500 (25)
J. Tomlinson Fort	$20,475	$83,650 (25)
Kenneth A. Himmel	$20,308	$81,500 (25)
Stephen J. Lockwood	$18,642	$77,500 (25)
Roslyn M. Watson	$20,475	$82,000 (25)
Benaree Pratt Wiley	$20,475	$83,500 (25)

#	Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non- interested Directors. Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings, which amounted to $5,088 for the Company.

*	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member serves.

     The officers and Directors of the Company as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of December 3, 2006.

Principal Shareholders. As of December 3, 2006, the following shareholders were known by the Fund to own of record 5% or more of Class A shares of the Fund: Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484--24.4351%; Citigroup Global Market Inc. 333 West 34th St, 3rd Fl, New York, NY 10001-2402--7.1386%; Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104-4122--5.8571% .

     As of December 3, 2006, the following shareholders were known by the Fund to own of record 5% or more of Class B shares of the Fund: Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484--21.4485%; Citigroup Global Markets Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402--15.9978%; First Clearing LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9245--9.2625%; National Financial Services, 82 Devonshire Street, G10G, Boston, MA 02109--9.2916%; American Enterprise Investment, P.O. Box 9446, Minneapolis, MN 55440-9446--7.1692% .

     As of December 3, 2006, the following shareholders were known by the Fund to own of record 5% or more of Class C shares of the Fund: Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484--48.7108%; Citigroup Global Markets Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402--21.0306%; First Clearing LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9245--8.5835% .

     As of December 3, 2006, the following shareholders were known by the Fund to own of record 5% or more of Class R shares of the Fund: Guy R. Powers Shell Global Solutions, Houston, TX 77210-4704--26.2565%; Dreyfus Trust Company Custodian, FBO Corrine Svalesen, under IRA rollover plan, Irving, TX 75060-6274--21.993%; Earl Pankonin, FBO Culligan Water Conditioning of Falls Cities, Inc., ret. savings, Ridgeland, MS 39157-5005--19.8714%; National Financial Services LLC FEBO, FBO Neil R Milano, Montclair, NJ 07043-2011—17.221%; Dreyfus Trust Co. Custodian, Maria D. Wolf, under 403(B) 7 plan, Berlin, WI 54923--8.8104% .

     As of December 3, 2006, the following shareholders were known by the Fund to own of record 5% or more of Class T shares of the Fund: Citigroup Global Markets Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001-2402--39.8121%; Scott & Stringfellow, Inc., Richmond, VA 23219--11.6003%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484—9.9696%; UBS Financial Services, Inc., c/o Central CK Deposit Insurance, 1000 Harbor Boulevard, 7th Floor, Weehawken, NJ 07086--7.8294%; A.G. Edwards & Sons, Inc., One North Jefferson, Saint Louis, MO 63103--5.6577%; Wells Fargo Investments LLC, 608 Second Avenue South, Minneapolis, MN 55479-0001--7.0985%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9245—5.0372% .

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “Expenses” and “Management.”

     Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon”). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     Management Agreement. Dreyfus serves as investment adviser for the Fund pursuant to an Investment Management Agreement (the “Management Agreement”), between Dreyfus and the Company subject to the overall authority of the Board of Directors in accordance with Maryland law. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment adviser, Dreyfus supervises and monitors the performance of Sarofim & Co. in making investment decisions for the Fund based on the Fund’s investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Company and either a majority of all Directors or a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities approve its continuance. The Company may terminate the

Management Agreement upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund’s outstanding voting securities on sixty (60) days’ written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon sixty (60) days’ written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Dreyfus: Jonathan Little, Chair of the Board; Thomas F. Eggers, President, Chief Executive Officer and a director; Jonathan Baum, Vice Chair-Distribution and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Steven G. Elliott, Robert P. Kelly, David F. Lamere and Ronald P. O’Hanley III, directors.

     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. Dreyfus may pay the Distributor for shareholder services from Dreyfus’ own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively “Service Agents”) in respect of these services. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. Sarofim & Co., using its own assets, including past profits, but not including the sub-investment advisory fee paid by Dreyfus, reimburses Dreyfus for a portion of any advertising and promotional expenditures made from Dreyfus’ own resources.

     Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. Dreyfus has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

     The Company, Dreyfus, Sarofim & Co. and the Distributor each have adopted a Code of Ethics, that permits its personnel, subject to such respective Code of Ethics, to invest in securities that may be purchased or held by the Fund. Dreyfus’ Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     Sub-Investment Advisory Agreement. Sarofim & Co., subject to the supervision and approval of Dreyfus, provides investment advisory assistance and day-to-day management of the Fund’s investments as well as investment research and statistical information, pursuant to a Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) between Sarofim & Co. and Dreyfus, subject to the overall authority of the Board in accordance with Maryland law. The Sub-Advisory Agreement is subject to review and approval at least annually by the Board of Directors.

     The Sub-Advisory Agreement will continue from year to year provided that a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Company, Dreyfus, or Sarofim & Co. and either a majority of all Directors or a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities approve its continuance. The Sub-Advisory Agreement is terminable without penalty (i) by Dreyfus on sixty (60) days’ notice, (ii) by the Board or by vote of the holders of a majority of the Fund’s shares on sixty (60) days’ notice, or (iii) by Sarofim & Co. on not less than ninety (90) days’ notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

     The following persons are officers and/or directors of Sarofim & Co.: Fayez S. Sarofim, Chairman of the Board and President; Raye G. White, Executive Vice President, Secretary, Treasurer and a director; William K. McGee, Jr., Charles E. Sheedy and Ralph B. Thomas, Senior Vice Presidents; and Satish K. Gupta, Alice M. Youngblood, Christopher B. Sarofim, Mary L. Porter, Catherine P. Crain, David L. Pesikoff, Reynaldo Reza, Elizabeth S. Robison, Manisha A. Thakor and W. Gentry Lee, Jr. Vice Presidents; and Robert M. Hopson II, Vice President and Assistant Secretary.

     Portfolio Management. Sarofim & Co. provides day-to-day management of the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and the approval of the Board. Dreyfus and Sarofim & Co. provide the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund’s primary portfolio manager is Fayez S. Sarofim. The Fund’s portfolio managers also include Charles E. Sheedy, Catherine P. Crain and Christopher B. Sarofim. Dreyfus and Sarofim & Co. also maintain research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Fund and other funds advised by Dreyfus and Sarofim & Co.

     Portfolio Manager Compensation. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonuses and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio manager's compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s Board of Directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio manager's compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

     Additional Information About the Portfolio Manager. The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Assets Managed
Fayez Sarofim	6	$6.12 Billion	20	$5.19 Billion	572	$20.76 Billion

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund’s fiscal year:

Dollar Range of Fund
Portfolio Manager	Fund Name	Shares Beneficially Owned
Fayez S. Sarofim	Dreyfus Premier Core Equity Fund	Over $1 Million

     Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of the Advisers’ management of the Fund and Other Accounts, as applicable. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or Sarofim & Co., as the case may be, may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ or Sarofim & Co.’s, as the case may be, overall allocation of securities in that offering, or to increase Dreyfus' or Sarofim & Co.’s, as the case may be, ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus or Sarofim & Co., as the case may be, may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus or Sarofim & Co., as the case may be. Dreyfus or Sarofim & Co., as the case may be, periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus or Sarofim & Co., as the case may be, could be viewed as having a conflict of interest to the extent that Dreyfus or Sarofim & Co., as the case may be or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage Other Accounts.

     Dreyfus’ and Sarofim & Co.’s respective goal is to provide high quality investment services to all clients, while meeting Dreyfus’ and Sarofim & Co.’s respective fiduciary obligation to treat all clients fairly. Each of Dreyfus and Sarofim & Co. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of any IPOs, and compliance with Dreyfus’ Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

     Expenses. Under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of 1.10% of the Fund’s average daily net assets. Dreyfus pays all of the Fund’s expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund’s allocable share of such fees and expenses. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Expenses attributable to the Fund are charged against the Fund’s assets; other expenses of the Company are allocated among its funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each fund.

     For the fiscal years ended August 31, 2004 and 2005, the Fund paid Dreyfus $2,448,091 and $2,475,502, respectively, pursuant to the Management Agreement. For the fiscal year ended August 31, 2006, the management fee payable to Dreyfus by the Fund amounted to $2,202,027, which was reduced by $108,047 pursuant to an undertaking by Sarofim & Co. with respect to a portion of its sub-investment advisory fee, resulting in a net management fee of $2,093,980.

     Under the Sub-Advisory Agreement, Dreyfus has agreed to pay Sarofim & Co., out of the fee received by Dreyfus from the Fund, an annual fee of 0.30% of the value of the Fund’s average daily net assets, payable monthly. For the fiscal years ended August 31, 2004 and 2005, the sub-investment advisory fees paid by Dreyfus to Sarofim amounted to $668,212 and $674,512, respectively, pursuant to the Sub-Investment Advisory Agreement. For the fiscal year ended August 31, 2006, the sub-investment advisory fee payable to Sarofim & Co. by Dreyfus amounted to $600,553, which was reduced by $108,055 pursuant to an undertaking by Sarofim & Co., resulting in a net sub-investment advisory fee of $492,498. This reduction in Sarofim & Co.’s sub-investment advisory fee paid by Dreyfus was passed onto the Fund and is reflected in the net management fee paid by the Fund to Dreyfus, as noted above.

     The Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

     The Distributor compensates Service Agents for selling Class A and Class T shares subject to a contingent deferred sales charge (“CDSC”) and Class C shares at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Fund offered Class B shares; the Fund no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Company’s Distribution and Service Plans (as described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Fund shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan and Service Plan fees. For purchases of Class A shares and Class T shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. The Distributor generally will pay Service Agents 1% on new investments of Class C shares made through such Service Agents, and generally paid Service Agents 4% on new investments of Class B shares made through such Service Agents, of the NAV of such shares purchase by their clients. With respect to Class B shares subject to a CDSC or Distribution Plan issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the “Acquired Fund”), the proceeds of any CDSC and fees pursuant to the Distribution Plan are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

For the fiscal year ended August 31, 2004, the Distributor retained $78,949 and $1,678 from sales loads on the Fund’s Class A shares and Class T shares, respectively. For the same period, the Distributor retained $137,815 and $24,794 from the CDSC on Class B and Class C shares, respectively.

For the fiscal year ended August 31, 2005, the Distributor retained $30,083 and $1,668 from sales loads on the Fund’s Class A shares and Class T shares, respectively. For the same period, the Distributor retained $169,155 and $16,377 from the CDSC on Class B and Class C shares, respectively.

     For the fiscal year ended August 31, 2006, the Distributor retained $22,540 and $407 from sales loads on the Fund’s Class A shares and Class T shares, respectively. For the same period, the Distributor retained $156,027 and $17,027 from the CDSC on Class B and Class C shares, respectively.

     The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans including pension, profit sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments (“Retirement Plans”), or other programs. The term “Retirement Plans” does not include IRAs, IRA “Rollover Accounts” or IRAs set up under Simplified Employee Pension Plans (“SEP-IRAs”). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payment to the Service Agent.

     Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are in addition to any sales charges and/or 12b-1 fees paid by the Fund. These additional payments may be made to Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a Service Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the Company’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee from Dreyfus pursuant to the Company’s unitary fee structure, which fee is computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund’s investments. Under a custody agreement with the Company, Mellon Bank holds the Fund’s portfolio securities and keeps all necessary accounts and records. For its custody services, Mellon Bank receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges. This fee is paid to Mellon Bank by Dreyfus pursuant to the Fund’s unitary fee structure. The Transfer Agent and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

HOW TO BUY SHARES

     The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “Shareholder Guide,” “Services for Fund Investors,” “Instructions for Regular Accounts” and “Instructions for IRAs.”

General. The Fund offers Class A, Class C, Class R and Class T shares.

     Class A, Class C and Class T shares may be purchased only by clients of certain Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee, if an investment check is returned unpayable. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares.

     The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities brokers-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

     As of June 1, 2006 (the “Effective Date”), Class B shares of the Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange

Account (as defined under “Shareholder Service—Fund Exchanges”) as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of the Fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in the Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Service Plan fees, will continue in effect.

     Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of the Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of the Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     When purchasing Fund shares, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Fund’s Prospectus for a further discussion of those factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under “Management Arrangements – Distributor,” Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     For Class A, C, R and T shares of the Fund, the minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Coverdell Education Savings Accounts, with no minimum for subsequent purchases (after the first year for Coverdell Education Savings Accounts). The initial investment must be accompanied by the Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund’s minimum subsequent investment will be waived on investments made through Dreyfus Managed Assets Program or through other wrap account programs. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The minimum initial investment through an exchange for Class B shares of the Fund is $1,000. Subsequent exchanges for Class B shares of the Fund must be at least $500.

     Federal regulations require that an investor provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Fund’s Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (“IRS”).

     The Internal Revenue Code of 1986, as amended (the “Code”), imposes various limitations on the amount that may be contributed annually to certain Retirement Plans or government-sponsored programs. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan or government-sponsored programs. Participants and plan sponsors should consult their tax advisers for details.

     Class A, C, R and T shares of the Fund also may be purchased through Dreyfus-Automatic Asset Builder® and Dreyfus Government Direct Deposit Privilege described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Fund shares are sold on a continuous basis. The Fund’s NAV per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern time), on each day the NYSE is open for regular business. For purposes of determining NAV, certain options may be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each Class is computed by dividing the value of the Fund’s net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund’s investments, see “Determination of Net Asset Value.”

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (usually

4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on the next regular business day, except where shares are purchased through a dealer as provided below.

     Purchases Through a Selected Dealer. Orders for the purchase of Fund shares received by Selected Dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Class A Shares. The public offering price for Class A shares is the NAV per share of that Class plus, except for shareholders beneficially owning Class A shares of the Fund since April 14, 2002, a sales load as shown below:

	Total Sales Load * – Class A

	As a % of	As a % of	Dealers’
Amount of Transaction	offering	net asset	Reallowance as
	price per	value per	a % of
	share	share	offering price

Less than $50,000	5.75	6.10	5.00
$50,000 to less than
$100,000	4.50	4.70	3.75
$100,000 to less than
$250,000	3.50	3.60	2.75
$250,000 to less than
$500,000	2.50	2.60	2.25
$500,000 to less than
$1,000,000	2.00	2.00	1.75

$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Holders of Class A shares of the Fund since April 14, 2002 may continue to purchase Class A shares of the Fund at NAV. However, investments by such holders in other funds advised by Dreyfus will be subject to any applicable front-end sales load.

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See “Management Arrangements-Distributor.” The terms contained below under “How to Redeem Shares – Contingent Deferred Sales Charge – Class B Shares” (other than the amount of the CDSC and time periods) and “How to Redeem Shares – Waiver of CDSC” are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

      Class T Shares. The public offering price for Class T shares is the NAV per share of that Class plus a sales load as shown below:

	Total Sales Load * – Class T

	As a % of	As a % of	Dealers’
Amount of Transaction	offering	net asset	Reallowance as
	price per	value per	a % of
	share	share	offering price

Less than $50,000	4.50	4.70	4.00
$50,000 to less than
$100,000	4.00	4.20	3.50
$100,000 to less than
$250,000	3.00	3.10	2.50
$250,000 to less than
$500,000	2.00	2.00	1.75
$500,000 to less than
$1,000,000	1.50	1.50	1.25

$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the NAV of Class T shares purchased by their clients that are subject to a CDSC. See “Management Arrangements-Distributor.” The terms contained below under “How to Redeem Shares –Contingent Deferred Sales Charge – Class B Shares” (other than the amount of the CDSC and time periods) and “How to Redeem Shares – Waiver of CDSC” are applicable to the Class T shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class T shares. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund (assuming ineligibility to purchase Class R shares) should purchase Class A shares rather than Class T shares.

     Class A or Class T shares offered at NAV. Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at NAV without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at NAV without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class A shares may be purchased at NAV without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained and open account directly through the Distributor in a Dreyfus-managed fund, including the Fund, or a Founders-managed fund since on or before February 28, 2006.

Class A shares may be purchased at NAV without a sales load with the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the Fund at NAV, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at NAV without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

     Class A and Class T shares are offered at NAV without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Rollover Account in the Fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the Fund at NAV in such account.

     Dealer Reallowance--Class A and Class T shares. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See “Management Arrangements-Distributor”.

     Sales Loads--Class A and Class T shares. The scale of sales loads applies to purchases of Class A and Class T shares made by any “purchaser,” which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Fund’s Class A and Class T shares. The example assumes a purchase of Class A or Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of the Fund on August 31, 2006:

	Class A	Class T
NAV per Share	$15.94	$15.79

Per Class A Share Sales Charge – 5.75%
of offering price (6.10% of NAV per share)	$ .97

Per Class T Share Sales Charge – 4.50%
of offering price (4.70% of NAV per share)		$ .74

Per Share Offering Price to
the Public	$16.91	$16.53

     Right of Accumulation--Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and T shares by you and any related “purchaser” as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of the Fund, or shares of certain other funds advised by Dreyfus or Founders, which are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as “Eligible Funds”), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Class B Shares. Class B shares of the Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the NAV per share of that Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund’s Prospectus and in this Statement of Additional Information under “How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares.”

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative NAVs for shares of each such Class. Class B shares of the Fund that have been acquired through the reinvestment of the Fund’s dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder’s Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of the Fund’s dividends and distributions.

     Class B shares of the Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversation to Class A schedules. See “How to Redeem Shares-Contingent Deferred Sales Charge-Class B Shares.”

     Class C Shares. The public offering price for Class C shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See “How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares.”

     Class R Shares. The public offering price for Class R shares is the NAV per share of that Class.

     Dreyfus TeleTransfer Privilege. You may purchase Class A, C, R or T shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution, which is an Automated Clearing House (“ACH”) member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or are made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for regular business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.” The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may, at its discretion, permit the purchase of shares through an “in-kind” exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least e qual to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about “in-kind” purchases, call 1-800-554-4611.

DISTRIBUTION AND SERVICE PLANS

     The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Your Investment.”

     Class A, Class B, Class C and Class T shares are subject to a Distribution Plan and Class B, Class C and Class T shares are subject to a Service Plan.

     The SEC has adopted Rule 12b-1 under the 1940 Act (the “Rule”) regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for “any activity which is primarily intended to result in the sale of fund shares.” The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

     Distribution Plan--Class A Shares. With respect to the Class A shares of the Fund, the Company has adopted a Distribution Plan pursuant to the Rule (the “Class A Plan”), whereby the Fund may pay a fee at the annual rate of up to 0.25% of the value of the Fund’s average daily net assets attributable to Class A to compensate Mellon Bank and its affiliates (including, but not limited to, Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Class A Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Service Agents that have entered into Selling Agreements (“Agreements”) with the Distributor. Under the Agreements, the Service Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Service Agent’s clients that own Class A shares of the Fund. The Board of Directors believes that there is a reasonable likelihood that the Class A Plan will benefit the Fund and the holders of its Class A shares.

     The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Class A Plan without approval of the Fund’s shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Directors and of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Company or the Distributor and who do not have any direct or indirect financial interest in the operation of the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan is terminable, as to the Fund’s Class A shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of such Class of the Fund.

     Distribution and Service Plans--Class B, Class C and Class T Shares. In addition to the above described current Class A Plan for Class A shares, the Board of Directors has adopted a Service Plan with respect to Class B, Class C and Class T shares of the Fund (the “Service Plan”) under the Rule pursuant to which the Fund pays the Distributor a fee at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to Class B, Class C and Class T for the provision of certain services to the holders of Class B, Class C and Class T shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. The Distributor may pay one or more Service Agents in respect of services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. With regard to such services, each Service Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Class B, Class C and Class T shares.

     With respect to Class B and Class C shares of the Fund, the Board of Directors has also adopted a Distribution Plan pursuant to the Rule (the “Class B and Class C Plan”) and a separate Distribution Plan pursuant to the Rule with respect to Class T shares of the Fund (the “Class T Plan”). Pursuant to the Class B and Class C Plan, the Fund pays the Distributor for distributing the Fund’s Class B and Class C shares at an aggregate annual rate of 0.75% of the value of the Fund’s average daily net assets attributable to Class B and Class C. Pursuant to the Class T Plan, the Fund pays the Distributor for distributing the Fund’s Class T shares at an annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to Class T. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services for Class T shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Board of Directors believes that there is a reasonable likelihood that the Service Plan, the Class B and Class C Plan and the Class T Plan (each a “Plan” and collectively the “Plans”) will benefit the Fund and the holders of Class B, Class C and Class T shares of the Fund.

     A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B, Class C or Class T shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Directors and by the Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B, Class C and Class T shares, as applicable.

     A Service Agent entitled to receive compensation for selling and servicing the Fund’s shares may receive different compensation with respect to one Class of shares over another. Potential investors should read this Statement of Additional Information in light of the terms governing Agreements with their Service Agents. The fees payable under each Plan described above are payable without regard to actual expenses incurred. The Fund and the Distributor may suspend or reduce payments under the Plans at any time, and payments are subject to the continuation of the Fund’s Plans and the Agreements described above. From time to time, the Service Agents, the Distributor and the Fund may voluntarily agree to reduce the maximum fees payable under the Plans.

     For the fiscal year ended August 31, 2006, the Fund paid the Distributor, with respect to Class A shares, $219,201 in distribution fees pursuant to the Class A Plan.

     For the fiscal year ended August 31, 2006, the Fund paid the Distributor, with respect to Class B and Class C shares, $323,037 and $496,501, respectively, in distribution fees pursuant to the Class B and Class C Plan.

     For the fiscal year ended August 31, 2006, the Fund paid the Distributor, with respect to Class T shares, $7,803 in distribution fees pursuant to the Class T Plan.

     For the fiscal year ended August 31, 2006, the Fund paid the Distributor with respect to Class B, Class C and Class T shares, $107,679, $165,500 and $7,803, respectively, in service fees pursuant to the Service Plan.

HOW TO REDEEM SHARES

     The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “Shareholder Guide,” “Services for Fund Investors,” “Instructions for Regular Accounts” and “Instructions for IRAs.”

     General. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund’s then-current NAV.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if an investor has purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submits a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder® order against which such redemption is requested. These procedures will not apply if an investor’s shares were purchased by wire payment, or if an investor otherwise has a sufficient collected balance in his or her account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received an investor’s Account Application.

     Procedures. An investor may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless the investor specifically refuses it by checking the applicable “No” box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. An investor also may redeem shares through the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege if the investor has checked the appropriate box and supplied the necessary information on the Account Application or has filed a Shareholder Services Form with the Transfer Agent. If an investor is a client of a Selected Dealer, the investor can also redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TeleTransfer Privilege.

     The Telephone Redemption Privilege, the Wire Redemption Privilege, the Dreyfus TeleTransfer Privilege, or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, an investor may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or an exchange of Fund shares. In such cases, an investor should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in an investor’s redemption request being processed at a later time than it would have been if a telephone or online redemption option had been used. During the delay, the Fund’s NAV may fluctuate.

     Telephone or Online Redemption Privilege. An investor may request by telephone or online that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to the investor’s address.

     Wire Redemption Privilege. By using this Privilege, an investor authorizes the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor’s Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to an investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

     Dreyfus TeleTransfer Privilege. An investor may request by telephone or online that redemption proceeds be transferred between the investor’s Fund account and the investor’s bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in an investor’s account at an ACH member bank ordinarily two days after receipt of the redemption request. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See “How to Buy Shares--Dreyfus TeleTransfer Privilege.”

     Contingent Deferred Sales Charge--Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of an investor’s Class B shares to an amount which is lower than the dollar amount of all payments by the investor for the purchase of Class B shares of the Fund held by the investor at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares of the Fund redeemed does not exceed (i) the current NAV of Class B shares of the Fund acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the NAV of the investor’s Class B shares above the dollar amount of all payments by the investor for the purchase of Class B shares of the Fund held by such investor at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund’s performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time an investor purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

CDSC as a % of
Year Since	Amount Invested or
Purchase Payment	Redemption Proceeds
Was Made	(whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00*

*	These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

     The following table sets forth the rates of the CDSC payable to the Acquired Fund’s former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

CDSC as a % of Amount
Year Since	Invested or Redemption
Purchase Payment	Proceeds
Was Made	(whichever is less)
First ………………………………………………	5.00
Second …………………………………………….	4.00
Third ………………………………………………	3.00
Fourth ……………………………………………	3.00
Fifth ……………………………………………….	2.00
Sixth ………………………………………………	1.00
Seventh……………………………………………	0.00
Eighth………………………………………………	0.00**

**	These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.

     Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See “Contingent Deferred Sales Charge--Class B Shares” above.

     Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund’s Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Redemption Through a Selected Dealer. If an investor is a customer of a Selected Dealer, the investor may make redemption requests to his or her Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to an investor’s account with the Selected Dealer.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any regular business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, an investor may reinvest up to the number of Class A or Class T shares the investor has redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate the investor’s account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, the investor’s account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s securities are valued. If the recipient sells such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “Shareholder Guide” and “Services for Fund Investors.”

     Fund Exchanges. An investor may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in the investor’s state of residence. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the purchased shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

     As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the “General Fund”), a money market fund advised by Dreyfus. The shares so purchased will be held in a special account created solely for this purpose (“Exchange Account”). Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds or certain funds advised by Founders. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund’s Exchange Account. In addition, the time Class B shares are held in the General Fund’s Exchange Account will be taken into account for purposes of calculating when such shares covert to Class A shares. If your Class B shares are held in the General Fund’s Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“Worldwide Dollar Fund”), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in a Worldwide Dollar Fund’s Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund’s Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds, certain funds advised by Founders and the General Fund. See “How to Redeem Shares.” Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as describe below.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over The Dreyfus ExpressR voice response telephone or online system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of telephone or online exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor’s Retirement Plan account in one fund and such investor’s Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which the investor is a shareholder (including, for Class B shares, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor’s Retirement Plan account in one fund and such investor’s Retirement Plan account in another fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. Shares will be exchanged on the basis of relative NAV as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his or her account falls below the amount designated to be exchanged under this Privilege. In this case, the investor’s account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to the Dreyfus Family of Funds, P.O. Box 55268, Boston, Massachusetts 02205-8502. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt Retirement Plan) may realize a taxable gain or loss.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611, or visiting www.dreyfus.com. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits an investor to purchase Class A, C, R or T (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by the investor. Fund shares are purchased by transferring funds from the bank account designated by the investor.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables an investor to purchase Class A, C, R or T (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into the investor’s Fund account.

     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits an investor to purchase Class A, C, R or T shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon an employer’s direct deposit program, the investor may have part or all of a payment transferred to an existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, an investor must file an authorization form with his or her employer’s payroll department. The investor’s employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 55268, Boston, Massachusetts 02205-8502. An investor may obtain the necessary authorization form by calling 1-800-554-4611. An investor may change the amount of purchase or cancel the authorization only by written notification to the investor’s employer. It is the sole responsibility of the investor’s employer, not the Distributor, the investor’s Service Agent, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.

     Dreyfus Step Program. Holders of the Fund’s Class A shares since April 14, 2002, who had enrolled in Dreyfus Step Program may continue to purchase Class A shares without regard to the Fund’s minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. Participation in this Program may be terminated by the shareholder at any time by discontinuing participation in Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem an investor’s account if the investor has terminated his or her participation in the Program and the NAV of the investor’s account is $500 or less. See “Account Policies-General Policies” in the Fund’s Prospectus. The Fund may modify or terminate this Program at any time. The Dreyfus Step Program is not available to open new accounts in any Class of the Fund.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows an investor to invest automatically his or her dividends or dividends and capital gain distributions, if any, from Class A, C, R or T shares of the Fund in shares of the same or comparable Class of another fund in the Dreyfus Premier Family of Funds, shares of the same or comparable Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, in Class A shares of certain Dreyfus-Premier fixed-income funds, of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by a fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits an investor to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor’s shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B or shares (including Class B shares held in an Exchange Account) Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     Letter of Intent--Class A and Class T Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under “Right of Accumulation” above) purchased by you and any related “purchaser” (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable, to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a

Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

     Retirement Plans and IRAs. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and Rollover IRAs), Coverdell Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

     If an investor wishes to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or a Coverdell Education Savings Account, the investor may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Coverdell Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     Each investor should read the prototype retirement plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Guide.”

     Valuation of Portfolio Securities. The Fund’s investments are valued on the basis of market quotations or official closing prices. The Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Where market quotations are not readily available, the Fund’s investments are valued based on fair value as determined in good faith by the Board. The value of debt securities may be determined by an independent pricing service approved by the Board and are valued at fair value as determined by the pricing services. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by Dreyfus. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund’s securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Plans are accrued daily and taken into account for the purpose of determining the NAV of the Fund’s shares. Because of the differences in operating expenses incurred by each Class, the per share asset value of each Class will differ.

     Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Company not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its NAV), are valued at fair value as determined in good faith based on procedures approved by the Company’s Board. Fair value of investments may be determined by the Company’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restriction on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on fair value procedures may differ from the security’s most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     Dreyfus believes that the Fund has qualified for treatment as a “regulated investment company” under the Code for its most recent taxable year. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on its net investment income and net realized gains to the extent such income and gains are distributed to its shareholders. To qualify for treatment as a regulated investment company, the Fund must distribute each taxable year at least 90% of its investment company taxable net income (consisting of net investment income, the excess of net short-term capital gain over net long –term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) to its shareholders and meet certain asset diversification and other requirements. If the Fund does not qualify for treatment as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and other distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such distributions and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or other distribution paid shortly after your purchase may have the effect of reducing the aggregate NAV of the shares below the cost of your investment. Such a distribution would be a return of capital in an economic sense, although taxable as described in the Fund’s prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     In general, dividends (but not capital gain distributions) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the shareholder must have held his or her shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an individual shareholder’s qualification for the preferential rate may apply.

     In general, dividends (but not capital gain distributions) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend and with respect to which the Fund satisfies certain other requirements. In order to claim the dividends received deduction, the shareholder must have held its shares in the Fund for at least 46 days during the 91-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on a corporate shareholder’s ability to claim the dividends received deduction apply.

     Distributions to you of the Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have held your Fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange during that period of his or her Fund shares that have been held for more than one year will qualify for that maximum rate.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by the Fund from certain foreign currency forward contracts and futures and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining open at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain actively traded futures or forward contracts or options may be considered, for tax purposes, to constitute “straddles.” To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund on a straddle position may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute “mixed straddles.” The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury Department has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification for treatment as a regulated investment company. In such case, the Fund may have to dispose of securities, which it might otherwise have continued to hold, in order to generate cash to satisfy the distribution requirements.

     If the Fund invests in an entity that is classified as a “passive foreign investment company” (“PFIC”) for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of Federal income taxes (and interest thereon) on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year generally will be treated as ordinary income.

PORTFOLIO TRANSACTIONS

General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. Funds managed by dual employees of the Manager and an affiliated entity, and funds that employ a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the “Trading Desk”). Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable affiliated entity or sub-investment adviser.

     The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk’s procedures, portfolio managers and their corresponding Trading Desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts and other relevant factors).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

     For the fiscal years ended August 31, 2004, 2005 and 2006, the Fund paid total brokerage commissions of $60,458, $39,956 and $42,241, respectively, none of which was paid to the Distributor. For the fiscal years ended August 31, 2004, 2005 and 2006 there were no gross spreads and concessions on principal transactions for the Fund.

The Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair.

     There were no brokerage commissions paid to Dreyfus or its affiliates for the fiscal years ended August 31, 2004, 2005 and 2006.

     IPO Allocations. Certain funds advised by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs. In deciding whether to purchase an IPO, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with the fund’s and/or account’s investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of “hot” IPOs, where Dreyfus (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by Dreyfus (or where applicable, a sub-adviser or Dreyfus affiliate). “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relevant net asset values. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

     Soft Dollars. The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser. Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

     Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

     The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as online quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a “mixed use”). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

     The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

     There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client. The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to any of the funds or clients it advises. Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client. Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     There were no transactions conducted on an agency basis through a broker, for among other things, research services for the fiscal year ended August 31, 2006

     Regular Broker-Dealers. The Fund may acquire securities issued by one or more of its “regular brokers or dealers”, as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities. For the fiscal year ended August 31, 2006, the Fund acquired securities of its regular brokers or dealers.

     The following is a list of the issuers of the securities and the aggregate value per issuer, as of August 31, 2006, of such securities:

Name of Regular Broker or Dealer	Aggregate Value Per Issuer

Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 4,044,000
J.P. Morgan Chase & Co.	$ 4,109,000
Citigroup Global Markets, Inc.	$ 7,809,000

     Disclosure of Portfolio Holdings. It is the policy of the Company to protect the confidentiality of the Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Company files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

     If the Fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

     The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund’s custodians, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of the Fund’s portfolio holdings may be authorized only by the Company’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company’s Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES
OF THE DREYFUS FAMILY OF FUNDS

     The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on the Mellon Proxy Policy Committee (the “MPPC”) applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment’s adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated and necessary to reflect new issues and any changes in Mellon’s or Dreyfus’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the MPPC recognizes that the management of a publicly held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with a short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the Company and its management and voting on matters, which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issues, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the Company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the Company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally voted against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

     Information regarding how Dreyfus voted proxies for the Fund is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the Fund’s Form N-PX filed with the SEC.

INFORMATION ABOUT THE FUND/COMPANY

     The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “The Fund.”

     The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock. Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. The Fund is one of seventeen portfolios of the Company. Fund shares have no preemptive or subscription rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of an independent registered public accounting firm. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

The Fund will send annual and semi-annual financial statements to all of its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Directors of the Company.

     KPMG LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Directors to serve as the Fund’s Independent Registered Public Accounting Firm for the year ending August 31, 2007, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed on behalf of the Fund.

APPENDIX

Rating Categories

Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3

Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.	Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

THE DREYFUS/LAUREL FUNDS, INC.
(formerly, The Laurel Funds, Inc.)

PART C.
OTHER INFORMATION

Item 23. Exhibits

A(1)	Articles of Incorporation dated July 31, 1987. Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 41”).
A(2)	Articles Supplementary dated October 15, 1993 increasing authorized capital stock. Incorporated by reference to
Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (“Post Effective
Amendment No. 39”).
A(3)	Articles of Amendment dated March 31, 1994. Incorporated by reference to Post-Effective Amendment No. 41.
A(4)	Articles Supplementary dated March 31, 1994 reclassifying shares. Incorporated by reference to Post-Effective
Amendment No. 41.
A(5)	Articles Supplementary dated May 24, 1994 designating and classifying shares. Incorporated by reference to Post-
Effective Amendment No. 39.
A(6)	Articles of Amendment dated October 17, 1994.	Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 31”).
A(7)	Articles Supplementary dated December 19, 1994 designating classes. Incorporated by reference to Post-Effective
Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No.
32”).
A(8)	Articles of Amendment dated June 9, 1995. Incorporated by reference to Post-Effective Amendment No. 39.
A(9)	Articles of Amendment dated August 30, 1995.	Incorporated by reference to Post-Effective Amendment No. 39.
A(10)	Articles Supplementary dated August 31, 1995 reclassifying shares. Incorporated by reference to Post-Effective
Amendment No. 39.
A(11)	Articles of Amendment dated October 31, 1995 designating and classifying shares. Incorporated by reference to
Post-Effective Amendment No. 41.
A(12)	Articles of Amendment dated November 22, 1995 designating and reclassifying shares. Incorporated by reference to Post-Effective Amendment No. 41.
A(13)	Articles of Amendment dated July 15, 1996. Incorporated by reference to Post-Effective Amendment No. 53 to the
Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 53”).
A(14)	Articles of Amendment dated February 27, 1997. Incorporated by reference to Post-Effective Amendment No. 53.
A(15)	Articles of Amendment dated August 13, 1997.	Incorporated by reference to Post-Effective Amendment No. 53.
A(16)	Articles of Amendment dated October 30, 1997.	Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A.
A(17)	Articles of Amendment dated March 25, 1998. Incorporated by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A.

A(18)	Articles of Amendment dated July 30, 1998. Incorporated by reference to Post-Effective Amendment No. 67.
A(19)	Articles Supplementary dated August 9, 1999. Incorporated by reference to Post-Effective Amendment No. 76.
A(20)	Articles Supplementary dated March 15, 1999. Incorporated by reference to Post-Effective Amendment No. 76.
A(21)	Articles of Amendment dated March 15, 1999. Incorporated by reference to Post-Effective Amendment No. 76.
A(22)	Articles of Amendment dated January 31, 2002. Incorporated by reference to Post-Effective Amendment No 83.
A(23)	Articles Supplementary dated January 31, 2002. Incorporated by reference to Post-Effective Amendment No 83.
A(24)	Articles Supplementary dated May 12, 2004 are incorporated by reference to Post-Effective Amendment No. 89 to
Registrant’s Registration Statement on Form N-1A filed on May 13, 2004.

A(25)	Articles Supplementary dated May 17, 2006 are incorporated by reference to Post-Effective Amendment No. 99 to
Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

B(1)	Amended and restated Bylaws dated February 1, 2006 are incorporated by reference to Post-Effective Amendment
No. 96 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2006.

D(1)	Investment Management Agreement between Mellon Bank, N.A. and the Registrant, dated October 17, 1994.
Incorporated by reference to Post-Effective Amendment No. 41.

D(2)	Assignment and Assumption Agreement among Mellon Bank, N.A., The Dreyfus Corporation and the Registrant,
dated November 1, 1995 (relating to Investment Management Agreement). Incorporated by reference to Post-
Effective Amendment No. 31.

D(3)	Amended Exhibit A to Investment Management Agreement between Mellon Bank, N.A. and the Registrant, dated
April 4, 2000. Incorporated by reference to Post-Effective Amendment No. 67.

D(4)	Management Agreement between the Registrant (on behalf on Dreyfus Premier Strategic Income Fund) and The
Dreyfus Corporation, dated April 20, 2006 is incorporated by reference to Post-Effective Amendment No. 99 to the
Registration Statement on Form N-1A filed on June 29, 2006.

D(5)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and Fayez Sarofim & Co. with respect to
Dreyfus Premier Core Equity Fund (formerly, Dreyfus Tax-Smart Growth Fund), dated July 30, 1998.
Incorporated by reference to Post-Effective Amendment No. 67.

D(6)	Sub-Investment Advisory Agreement between the Dreyfus Corporation and Fayez Sarofim & Co. with respect to
Dreyfus Premier Tax Managed Growth Fund, dated October 23, 1997. Incorporated by reference to Post-Effective
Amendment No. 76.

E(1)	Distribution Agreement dated March 22, 2000 is incorporated by reference to Post-Effective Amendment No. 87 to
Registrant’s Registration Statement on Form N-1A filed on February 27, 2004.

E(2)	Amended Exhibit A (dated April 20, 2006) to Distribution Agreement dated March 22, 2000 (relating to Dreyfus
Premier Strategic Income Fund) is incorporate by reference to Post-Effective Amendment No. 99 to Registrant’s
Registration Statement on Form N-1A filed on June 29, 2006.

F	Not Applicable.
G	Form of Custody Agreement between the Registrant and Mellon Bank, N.A. Incorporated by reference to Post-
Effective Amendment No. 79.
H	Not Applicable.
I(1)	Opinion of counsel. Incorporated by reference to the Registration Statement and to Post-Effective Amendment No.
32 and Post-Effective Amendment No. 56 and Post-Effective Amendment No. 67.
I(2)	Not Applicable.

J	Consent of Independent Auditors is filed herein.

K	Letter of Investment Intent.	Incorporated by reference to the Registration Statement.

M(1)	Amended and Restated Distribution Plan effective as of March 22, 2000, (relating to Investor Class Shares and
Class A Shares) for Dreyfus Bond Market Index Fund, Dreyfus Money Market Reserves, Dreyfus Municipal
Reserves, Dreyfus U.S. Treasury Reserves, Dreyfus Premier Balanced Fund, Dreyfus Premier Limited Term
Income Fund, Dreyfus Premier Small Cap Value Fund, Dreyfus Premier Tax Managed Growth Fund, Dreyfus
Premier Midcap Stock Fund and Dreyfus Premier Large Company Stock Fund is incorporated by reference to Post-
Effective Amendment No. 87 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2004.

M(2)	Amended and Restated Distribution Plan for Dreyfus Disciplined Stock Fund Incorporated by reference to Post-
Effective Amendment No. 61 to the Registrant’s Registration Statement (“Post-Effective Amendment No. 61”).

M(3)	Amended and Restated Distribution Plan, effective as of March 22, 2000 and as revised April 15, 2002, (relating to
Class A shares) for Dreyfus Premier Core Equity Fund is incorporated by reference to Post-Effective Amendment
No. 87 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2004.

M(4)	Distribution Plan, as revised April 15, 2002, (relating to Class B and Class C shares) for Dreyfus Premier Balanced
Fund, Dreyfus Premier Limited Term Income Fund, Dreyfus Premier Small Cap Value Fund, Dreyfus Premier Tax
Managed Growth Fund, Dreyfus Premier Midcap Stock Fund, Dreyfus Premier Large Company Stock Fund and
Dreyfus Premier Core Equity Fund is incorporated by reference to Post-Effective Amendment No. 87 to
Registrant’s Registration Statement on Form N-1A filed on February 27, 2004.

M(5)	Revised Distribution Plan dated April 15, 2002 (relating to Class T shares) for Dreyfus Premier Tax Managed
Growth Fund, Dreyfus Premier Large Company Stock Fund, Dreyfus Premier Midcap Stock Fund, Dreyfus Premier
Balanced Fund, Dreyfus Premier Small Cap Value Fund and Dreyfus Premier Core Equity Fund is incorporated by reference to Post-Effective Amendment No. 87 to Registrant’s Registration Statement on Form N-1A filed on
February 27, 2004.

M(6)	Distribution Plan dated April 20, 2006 (relating to Class C) for Dreyfus Premier Strategic Income Fund is
incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-
1A filed on June 29, 2006.

M(7)	Amended and Restated Service Plan, effective as of March 22, 2000, (relating to Class B, Class C and Class T shares) for Dreyfus Premier Large Company Stock Fund, Dreyfus Premier Midcap Stock Fund, Dreyfus Premier
Balanced Fund, Dreyfus Premier Tax Managed Growth Fund, Dreyfus Premier Small Cap Value Fund, Dreyfus
Premier Core Equity Fund and (relating to Class B and Class C shares) Dreyfus Premier Limited Term Income
Fund. Incorporated by reference to Post-Effective Amendment No. 81.

M(8)	Amended and Restated Shareholder Servicing Plan, effective as of March 22, 2000, for Dreyfus Institutional
Government Money Market Fund, Dreyfus Institutional Prime Money Market Fund and Dreyfus U.S. Treasury
Money Market Fund. Incorporated by reference to Post-Effective Amendment No. 77.

M(9)	Shareholder Service Plan dated April 20, 2006 for Dreyfus Premier Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-1A filed on June
29, 2006.

N(1)	Amended Rule 18f-3 Plan for Dreyfus Bond Market Index Fund, dated December 31, 1999. Incorporated by reference to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A filed on
February 17, 2000.

N(2)	Revised Rule 18f-3 Plan for Dreyfus Money Market Reserves, Dreyfus Municipal Reserves and Dreyfus U.S.
Treasury Reserves, dated April 26, 1995 and revised as of June 6, 2003 is filed herein.

N(3)	Rule 18f-3 Plan, amended as of June 1, 2006, for Dreyfus Premier Large Company Stock Fund, Dreyfus Premier
Midcap Stock Fund, Dreyfus Premier Balanced Fund, Dreyfus Premier Tax Managed Growth Fund, Dreyfus
Premier Small Cap Value Fund, Dreyfus Premier Core Equity Fund and Dreyfus Premier Limited Term Income
Fund is incorporated by reference to Post-Effective Amendment No. 98 to Registrant’s Registration Statement on
Form N-1A filed on June 1, 2006.

N(4)	Amended Exhibit A (dated April 20, 2006) to Rule 18f-3 Plan, amended as of June 1, 2006, for Dreyfus Premier
Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s
Registration Statement on Form N-1A filed on June 29, 2006.

P(1)	Code of Ethics adopted by the Registrant is incorporated by reference to Post-Effective Amendment No. 95 to
Registrant’s Registration Statement on Form N-1A filed on December 28, 2005.

P(2)	Code of Ethics adopted by the Sub-Investment Adviser to the Registrant. Incorporated by reference to Post-
Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A filed on December 28, 2005.

Other Exhibits

(1)	Power of Attorney of Stephen E. Canter and James Windels dated November 15, 2001. Incorporated by reference to Post-Effective Amendment No. 79.

(2)	Power of Attorney of the Directors dated March 16, 2000. Incorporated by reference to Post-Effective No. 84.

(3)	Certificate of Assistant Secretary dated December 28, 2005. Incorporated by reference to Post-Effective Amendment No. 95

Item 24. Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 25. Indemnification

The Registrant’s charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys’ fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

     Article Tenth of the Registrant’s Articles of Incorporation and any amendments thereto, Article X of Registrant’s Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 1.11 of the Distribution Agreement.

Item 26. Business and Other Connections of Investment Adviser

     The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

ITEM 26. Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum	Dreyfus Service Corporation++	Director	8/06-Present
Director and Vice Chair –		Executive Vice President	3/06-Present
Distribution
	Scudder Investments	Chief Operating Officer	7/02 – 1/05
345 Park Avenue
New York, New York 10154

	Scudder Distributors, Inc.	President	7/02 – 1/05
	345 Park Avenue	Chief Executive Officer	7/02 – 1/05
New York, New York 10154

J. Charles Cardona	Dreyfus Investment Advisors,	Chairman of the Board	2/02 - 7/05
Director and Vice Chair	Inc.++

	Boston Safe Advisors, Inc.++	Director	10/01 - 5/05

	Dreyfus Service Corporation++	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 - 6/05
Vice Chair and Director

Thomas F. Eggers	Dreyfus Service Corporation++	Chairman	4/05 - Present
President, Chief Executive		Chief Executive Officer	4/05 - Present
Officer and Director
	Dreyfus Service Organization++	Director	4/05 - Present

	Founders Asset Management LLC****	Member, Board of	4/05 - Present
Managers

	Lighthouse Growth Advisers LLC++	Member, Board of	4/05 - 9/05
Managers

	Seven Six Seven Agency, Inc.++	Director	6/05 - Present

	Scudder Investments, Inc.	President	5/02 - 3/05
	345 Park Avenue	Chief Executive Officer	5/02 - 3/05
New York, NY 10154

	Scudder Distributors, Inc.	Chairman	5/02 - 3/05
345 Park Avenue
New York, NY 10154

Steven G. Elliott	Mellon Financial Corporation+	Director	1/01 - Present
Director		Senior Vice Chairman	1/99 - Present

	Mellon Bank, N.A.+	Director	1/01 - Present
		Senior Vice Chairman	3/98 – Present

	Mellon Financial Services	Director	1/96 - Present
	Corporation #1	Vice President	1/96 - Present
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Steven G. Elliott	Allomon Corporation	Director	12/87 - Present
Director	Two Mellon Bank Center
(continued)	Pittsburgh, PA 15259

	Mellon Funding Corporation+	Director	8/87 – Present

	Mellon Ventures, Inc. +	Director	1/99 – Present

Robert P. Kelley	Mellon Financial Corporation+	Chairman	2/06 – Present
Director		President	2/06 – Present
		Chief Executive Officer	2/06 – Present
Executive Committee
		Member	2/06 – Present

	Mellon Bank, N.A. +	Chairman	2/06 – Present
		President	2/06 – Present
		Chief Executive Officer	2/06 – Present
Executive Committee
		Member	2/06 – Present

	The Cadillac Fairview	Board Member	3/00 – Present
Corporation Limited
20 Queen Street West
Toronto, Ontario M5H 3R4

	Wachovia Corporation	Chief Financial Officer	11/00 – 2/06
301 South College Street
One Wachovia Center
Charlotte, North Carolina 28288

David F. Lamere	Mellon Financial Corporation +	Vice Chairman	9/01 – Present
Director
	Wellington-Medford II Properties, Inc.	President and Director	2/99 – Present
Medford, MA

	TBC Securities Co., Inc.	President and Director	2/99 – Present
Medford, MA

	The Boston Company, Inc. *	Chairman & CEO	1/99 – Present

	Mellon Trust of New England, N.A.*	Chairman & CEO	1/99 – Present

	Newton Management Limited	Director	10/98 - Present
London, England

	Laurel Capital Advisors, LLP+	Executive Committee	8/98 – Present
Member

	Mellon Bank, N.A. +	Vice Chairman	9/01 - Present
		Exec. Management	8/01 - Present
Group

	Mellon United National Bank	Director	11/98 - Present
2875 Northeast 191st Street,
North Miami, FL 33180

	Mellon Global Investing Corp.+	President	1/00 - Present

Jonathan Little	Mellon Global Investments	Chief Executive Officer	5/02-Present
Chair of the Board	London, England	Director	5/02-Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates
Jonathan Little	Mellon Fund Managers Limited+	Director	5/03-Present
Chair of the Board
(continued)
	Mellon Global Investments (Holdings)	Director	9/03-Present
Ltd. +
	Mellon Global Investing Corp. +	Director	5/02-Present
	Mellon International Investment Corp. +	Director	4/02-Present
	Mellon Overseas Investment Corp. +	Director	12/02-Present
	Hamon Investment Group PTE Ltd. +	Director	3/02-Present
	Mellon Chile Holdings, S.A. +	Director	7/03-Present
	Mellon Global Funds, plc+	Director	12/00-Present
	Mellon Global Management Ltd. +	Director	11/00-Present
	Mellon Global Investments Japan Ltd. +	Director	6/02-Present
	Universal Liquidity Funds, plc+	Director	11/00-Present
	Pareto Investment Management Ltd. +	Director	11-04-Present
	Mellon Global Investments (Asia) Ltd.+	Director	5/01-Present
	Mellon Global Investments Australia	Director	10/02-Present
Ltd. +
	Mellon Australia Ltd. +	Director	7/02-Present
	Mellon Alternative Strategies Ltd. +	Director	10/04-Present
	NSP Financial Services Group Pty Ltd. +	Director	12/01-Present
	Kiahan Ltd. +	Director	12/01-Present
Phillip N. Maisano	Mellon Financial Corporation+	Senior Vice President	4/06-Present
Director, Vice Chair and
Chief Investment Officer	EACM Advisors LLC	Chairman of Board	8/04-Present
	200 Connecticut Avenue	Chief Executive Officer	8/04-5/06
Norwalk, CT 06854-1940
	Founders Asset Management LLC****	Member, Board of	11/06-Present
Managers

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 – Present
	TBC General Partner, LLC*	President	7/03 - Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	Standish Mellon Asset Management	Board Member	7/01 – Present
Director	Company, LLC
(continued)	One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates,	Director	4/97 – Present
LLC*

	Pareto Partners (NY)	Partner Representative	2/00 – Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 – Present

	Newton Management Limited	Executive Committee	10/98 - Present
	London, England	Member
		Director	10/98 - Present

	Mellon Global Investments Japan Ltd	Non-Resident Director	11/98 - 4/06
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management	Director	2/97 – Present
Corporation***

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – Present
Member
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

J. David Officer	Dreyfus Service Corporation++	President	3/00 - Present
Chief Operating Officer, Vice		Director	3/99 - Present
Chair and Director
	MBSC, LLC++	Manager, Board of	4/02 - Present
Managers
		President	4/02 – Present

	Boston Safe Advisors, Inc. ++	Director	10/01 - 5/05

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization,	Director	3/99 - Present
Inc.++

	Seven Six Seven Agency, Inc.++	Director	10/98 - 6/05

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	Mellon Residential Funding Corp. +	Director	4/97 - Present
Chief Operating Officer, Vice
Chair and Director
(continued)
	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

	Laurel Capital Advisors+	Chairman	1/05 - Present
		Chief Executive Officer	1/05 - Present

	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida

Mark N. Jacobs	Dreyfus Investment	Director	4/97 - 7/05
General Counsel,	Advisors, Inc.++
Executive Vice President, and
Secretary
	The Dreyfus Trust Company+++	Director	3/96 - Present

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

Gary Pierce	Lighthouse Growth Advisors LLC++	Member, Board of	7/05 - 9/05
Controller		Managers
		Vice President and	7/05 - 9/05
Treasurer

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 - Present
		Treasurer	7/05 - Present

	MBSC, LLC++	Chief Financial Officer	7/05 - Present
		Manager, Board of	7/05 - Present
Managers

	Dreyfus Service Corporation++	Director	7/05 - Present
		Chief Financial Officer	7/05 - Present
		Senior Vice President -	1/05 - 7/05
Finance
		Vice President - Finance	3/03 - 1/05

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 – Present

	Dreyfus Consumer Credit	Treasurer	7/05 - Present
Corporation ++

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present

	Dreyfus Service	Treasurer	7/05 - Present
Organization, Inc.++

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 - Present
Chief Compliance Officer		Officer
	The Mellon Funds Trust++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Investment Advisors, Inc.++	Chief Compliance	10/04 - 7/05
Officer

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Joseph W. Connolly	Lighthouse Growth Advisors, LLC ++	Chief Compliance	10/04 - 9/05
Chief Compliance Officer		Officer
(continued)
	MBSC, LLC++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Service Corporation++	Chief Compliance	10/04 - Present
Officer
	Boston Safe Advisors++	Chief Compliance	10/04 - 5/05
Officer
Jill Gill	Mellon Financial Corporation. +	Vice President	10/01 – Present
Vice President -
Human Resources	Dreyfus Service Corporation++	Vice President	10/06-Present

Anthony Mayo	None
Vice President -
Information Systems

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - 9/05
Vice President – Tax
	Dreyfus Service Corporation++	Vice President - Tax	10/96 - Present

	MBSC, LLC++	Vice President - Tax	4/02 – Present

	The Dreyfus Consumer Credit	Chairman	6/99 - Present
	Corporation ++	President	6/99 - Present

	Dreyfus Investment Advisors,	Vice President - Tax	10/96 - 7/05
Inc.++
	Dreyfus Service Organization,	Vice President - Tax	10/96 - Present
Inc.++

Alex G. Sciulli	AFCO Acceptance Corp.	Vice President	05/94 – Present
Vice President	110 William Street
29th Floor
New York, NY 10038-3901

	AFCO Credit Corp.	Vice President	05/94 – Present
110 William Street
29th Floor
New York, NY 10038-3901

	The Boston Company, Inc.*	Vice President	09/01 - Present

	Dreyfus Service Corporation++	Vice President	11/01 - Present

	Dreyfus Transfer. Inc.++	Vice President	11/01 - Present

	Founders Asset Management LLC****	Authorized Agent	12/01 - Present

	Franklin Portfolio Associates LLC*	Vice President	06/01 - Present

	Franklin Portfolio Holdings LLC*	Vice President	06/01 - Present

	Mellon Bank, N.A.+	Senior Vice President	08/01 - Present

	Mellon HR Solutions LLC	Vice President	06/02 – Present
2100 N. Central Road
Fort Lee, NJ 07024

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Alex G. Sciulli	Mellon Overseas Investment	Vice President	08/01 - Present
Vice President	Corporation+
(continued)
	Mellon Trust Company of Illinois+	Vice President	08/01 - Present

	Mellon VA Partners, LLC+	Vice President	08/01 - Present

	Mellon Ventures, Inc. +	Vice President	08/01 - Present

	Pontus, Inc. +	Vice President	08/01 - Present

	Texas AP, Inc. +	Vice President	08/01 - Present

Wendy Strutt	Boston Safe Advisers, Inc.	Chief Operating Officer	3/03 - 5/05
Vice President

James Bitetto	Dreyfus Service Corporation++	Assistant Secretary	8/98 - Present
Assistant Secretary
	Dreyfus Investment	Assistant Secretary	7/98 - 7/05
Advisors, Inc.++
	Dreyfus Service	Secretary	8/05 - Present
Organization, Inc.++

		Assistant Secretary	7/98 - 8/05

	The Dreyfus Consumer Credit	Vice President	2/02 - Present
	Corporation++	Director	2/02 – 7/06

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\j31-msw-12-14-06.doc

Item 27.	Principal Underwriters

(a)	Other investment companies for which Registrant's principal underwriter
(exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	CitizensSelect Funds
2.	Dreyfus A Bonds Plus, Inc.
3.	Dreyfus Appreciation Fund, Inc.
4.	Dreyfus BASIC Money Market Fund, Inc.
5.	Dreyfus BASIC U.S. Mortgage Securities Fund
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus Bond Funds, Inc.
8.	Dreyfus California Intermediate Municipal Bond Fund
9.	Dreyfus California Tax Exempt Money Market Fund
10.	Dreyfus Cash Management
11.	Dreyfus Cash Management Plus, Inc.
12.	Dreyfus Connecticut Intermediate Municipal Bond Fund
13.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
14.	Dreyfus Fixed Income Securities
15.	Dreyfus Florida Intermediate Municipal Bond Fund
16.	Dreyfus Florida Municipal Money Market Fund
17.	Dreyfus Founders Funds, Inc.
18.	The Dreyfus Fund Incorporated
19.	Dreyfus GNMA Fund, Inc.
20.	Dreyfus Government Cash Management Funds
21.	Dreyfus Growth and Income Fund, Inc.
22.	Advantage Funds, Inc.
23.	Dreyfus Growth Opportunity Fund, Inc.
24.	Dreyfus Index Funds, Inc.
25.	Dreyfus Institutional Cash Advantage Funds
26.	Dreyfus Institutional Money Market Fund
27.	Dreyfus Institutional Preferred Money Market Funds
28.	Dreyfus Insured Municipal Bond Fund, Inc.
29.	Dreyfus Intermediate Municipal Bond Fund, Inc.
30.	Dreyfus International Funds, Inc.
31.	Dreyfus Investment Grade Funds, Inc.
32.	Dreyfus Investment Portfolios
33.	The Dreyfus/Laurel Funds, Inc.
34.	The Dreyfus/Laurel Funds Trust
35.	The Dreyfus/Laurel Tax-Free Municipal Funds
36.	Dreyfus LifeTime Portfolios, Inc.
37.	Dreyfus Liquid Assets, Inc.
38.	Dreyfus Massachusetts Intermediate Municipal Bond Fund
39.	Dreyfus Massachusetts Municipal Money Market Fund
40.	Dreyfus Midcap Index Fund, Inc.
41.	Dreyfus Money Market Instruments, Inc.
42.	Dreyfus Municipal Bond Fund, Inc.
43.	Dreyfus Municipal Cash Management Plus
44.	Dreyfus Municipal Funds, Inc.
45.	Dreyfus Municipal Money Market Fund, Inc.

P:\Edgar Filings\PART C MASTERS\Part C Masters-HTML\j32-MSW-04-01-05.doc-019/004

C-12

46.	Dreyfus New Jersey Intermediate Municipal Bond Fund
47.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
48.	Dreyfus New York Municipal Cash Management
49.	Dreyfus New York Tax Exempt Bond Fund, Inc.
50.	Dreyfus New York Tax Exempt Intermediate Bond Fund
51.	Dreyfus New York Tax Exempt Money Market Fund
52.	Dreyfus U.S. Treasury Intermediate Term Fund
53.	Dreyfus U.S. Treasury Long Term Fund
54.	Dreyfus 100% U.S. Treasury Money Market Fund
55.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund
56.	Dreyfus Pennsylvania Municipal Money Market Fund
57.	Dreyfus Premier California Tax Exempt Bond Fund, Inc.
58.	Dreyfus Premier Equity Funds, Inc.
59.	Dreyfus Premier Fixed Income Funds
60.	Dreyfus Premier International Funds, Inc.
61.	Dreyfus Premier GNMA Fund
62.	Dreyfus Premier Manager Funds I
63.	Dreyfus Premier Manager Funds II
64.	Dreyfus Premier Municipal Bond Fund
65.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66.	Strategic Funds, Inc.
67.	Dreyfus Premier New York Municipal Bond Fund
68.	Dreyfus Premier Opportunity Funds
69.	Dreyfus Premier State Municipal Bond Fund
70.	Dreyfus Premier Stock Funds
71.	The Dreyfus Premier Third Century Fund, Inc.
72.	The Dreyfus Premier Value Equity Funds
73.	Dreyfus Premier Worldwide Growth Fund, Inc.
74.	Dreyfus Short-Intermediate Government Fund
75.	Dreyfus Short-Intermediate Municipal Bond Fund
76.	The Dreyfus Socially Responsible Growth Fund, Inc.
77.	Dreyfus Stock Index Fund, Inc.
78.	Dreyfus Tax Exempt Cash Management
79.	Dreyfus Treasury Cash Management
80.	Dreyfus Treasury Prime Cash Management
81.	Dreyfus Variable Investment Fund
82.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
83.	General California Municipal Money Market Fund
84.	General Government Securities Money Market Funds, Inc.
85.	General Money Market Fund, Inc.
86.	General Municipal Money Market Funds, Inc.
87.	General New York Municipal Bond Fund, Inc.
88.	General New York Municipal Money Market Fund
89.	Mellon Funds Trust

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C-13

(b)

Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant
Thomas F. Eggers *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	None
Jon R. Baum *	Executive Vice President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
William H. Maresca *	Executive Vice President and Director	None
James Neiland*	Executive Vice President	None
Irene Papadoulis **	Executive Vice President	None
Noreen Ross *	Executive Vice President	None
Bret Young *	Executive Vice President and Director	None
Gary Pierce *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Sue Ann Cormack **	Senior Vice President	None
Marc S. Isaacson **	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen *	Chief Compliance Officer	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President – Compliance and Anti-Money Laundering	Anti-Money Laundering
	Officer	Compliance Officer
Jill Gill*	Vice President	None
Tracy Hopkins *	Vice President	None
Mary Merkle *	Vice President – Compliance	None
Paul Molloy *	Vice President	None
James Muir *	Vice President – Compliance	None
Anthony Nunez *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
Alex G. Sciulli****	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	Vice President and
Assistant Secretary
Ken Christoffersen ***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.

**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.

****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

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Item 28. Location of Accounts and Records

1.	Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services
Not Applicable
Item 30.	Undertakings
None

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 22nd day of December, 2006.

THE DREYFUS/LAUREL FUNDS, INC.

BY:	/s/Stephen E. Canter*
/s/Stephen E. Canter, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/Stephen E. Canter*	President	12/22/06
Stephen E. Canter

/s/James Windels*	Treasurer	12/22/06
James Windels

/s/Joseph S. DiMartino*	Trustee, Chairman of the Board	12/22/06
Joseph S. DiMartino

/s/James M. Fitzgibbons*	Trustee	12/22/06
James M. Fitzgibbons

/s/Kenneth A. Himmel*	Trustee	12/22/06
Kenneth A. Himmel

/s/Stephen J. Lockwood*	Trustee	12/22/06
Stephen J. Lockwood

/s/Roslyn M. Watson*	Trustee	12/22/06
Roslyn M. Watson

/s/J. Tomlinson Fort*	Trustee	12/22/06
J. Tomlinson Fort

/s/Benaree Pratt Wiley*	Trustee	12/22/06
Benaree Pratt Wiley

*By:	/s/James Bitetto
Attorney-in-Fact

INDEX OF EXHIBITS

Exhibit No.
J	Consent of Independent Registered Public Accounting Firm

N(2)	Rule 18f-3 Plan for Dreyfus Money Market Reserves, Dreyfus Municipal
Reserves and Dreyfus U.S. Treasury Reserves.